                                                                     EXHIBIT 4.1

         NUMBER             [LOGO] Exelixis                   SHARES

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                            CUSIP 30161Q 10 4

     This Certifies that








     is the record holder of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

=============================== EXELIXIS, INC. =================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

     Dated:

   /s/ Glen Y. Sato            [CORPORATE SEAL]            /s/ George A. Scangos
      SECRETARY                                           PRESIDENT AND CHIEF
                                                          EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         TRANSFER AGENT AND REGISTRAR

BY

                                 AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws of regulations.

     TEN COM   - as tenants in common                  UNIF GIFT MIN ACT -  .............  Custodian ...............
                                                                                (Cust)                    (Minor)
     TEN ENT   - as tenants by the entities                           under Uniform Gifts to Minors
     JT TEN    - as joint tenants with right of                       Act ..........................................
                 Survivorship and not as tenants                                          (State)
                 in common                             UNIF TRF MIN ACT  -  .......... Custodian (until age ........)
                                                                              (Cust)
                                                                            .......... under Uniform Transfers
                                                                              (Minor)
                                                                         to March Act ..............................
                                                                                                (State)

    Additional abbreviations may also be used though not in the above list

     For Value Received, ________________________________________________ hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

-------------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________


                                           X ___________________________________

                                           X ___________________________________
                                      Notice THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER

Signature(s) Guaranteed


By ____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO SEC RULE 174A 15